SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                             FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):     May 29, 1997
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    DDL ELECTRONICS, INC.
                             ______________________________




          DELAWARE                      1-8101                 33-0213512
 _____________________________        ____________              _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.




Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-9415
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________





Item 5.  Other Events.

In a press release dated May 30, 1997, a copy of which is attached as
Exhibit 99.1, DDL Electronics, Inc. ("DDL") announced the signing of a letter of intent dated May 29, 1997, a copy of which is attached as Exhibit 10.1, with Century Electronics Manufacturing, Inc. ("Century") providing for the merger of Century with and into a wholly-owned subsidiary of DDL.



Item 7. Exhibits.

         Exhibit             Description
         _______             ____________
           10.1              Letter of intent dated as of May 29, 1997
                             between DDL Electronics, Inc. and Century
                             Electronics Manufacturing, Inc.

           99.1              Press release dated May 30, 1997.




                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DDL ELECTRONICS, INC.


         June 11, 1997                  /s/ Richard K. Vitelle
_________________________________        _________________________________
           Date                         Richard K. Vitelle
                                        Vice President - Finance
                                        (Principal Financial Officer)